UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

May 5, 2003
(Date of Report — date of earliest event reported)

BROOKFIELD HOMES CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation or Organization)	001-31524 (Commission File Number)	37-1446709 (I.R.S. Employer Identification No.)

12865 Pointe Del Mar Suite 200 Del Mar, California (Address of Principal Executive Offices)	92014 (Zip Code)

(858) 481-8500
(Registrant’s Telephone Number, Including Area Code)

Item 7.	Financial Statements and Exhibits.

(c)	Exhibits:

99.1	Press Release issued by Brookfield Homes Corporation on May 5, 2003.

Item 9.	Regulation FD Disclosure.

On May 5, 2003, Brookfield Homes Corporation issued a press release announcing its earnings and results of operations for the quarterly periods ended March 31, 2003 and 2002. A copy of the press release is attached hereto as Exhibit 99.1.

Item 12.	Results of Operations and Financial Condition.

Pursuant to interim guidance issued by the Securities and Exchange Commission relating to Item 12 filing requirements, the Company has furnished the information required by Item 12 under Item 9 herein.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 8, 2003

BROOKFIELD HOMES CORPORATION

	By:	/s/ PAUL G. KERRIGAN

Paul G. Kerrigan Executive Vice President, Chief Financial Officer and Treasurer

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EXHIBIT INDEX

Exhibit Number	Exhibit

99.1	Press Release issued by Brookfield Homes Corporation on May 5, 2003.